UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2023
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PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
(203) 252-5900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 25, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Patriot National Bancorp, Inc. (the “Company”), in consultation with management, concluded that the Company’s (i) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “2023 Q1 10-Q”) filed with the Securities and Exchange Commission (“SEC”) on May 12, 2023, and (ii) unaudited financial statements included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “2023 Q2 10-Q”; and the quarters ended March 31, 2023 and June 30, 2023 are collectively referred to as the “Affected Periods”) filed with the SEC on August 10, 2023, contained an error related to the calculation of the current expected credit loss (“CECL”) transition adjustment and corresponding credit loss provisions relating to a portfolio of unsecured consumer loans (the “portfolio”) purchased by the Company from an originator/servicer mostly during the 2022 calendar year. Such error is described in further detail below.

As a result of the self-identified error, the Audit Committee determined that the unaudited financial statements included in the 2023 Q1 10-Q and 2023 Q2 10-Q should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing those financial statements and other information covering the Affected Periods should no longer be relied upon. The Company plans to restate, as soon as practicable, the financial statements for the Affected Periods in amendments to the 2023 Q1 10-Q and the 2023 Q2 10-Q, respectively.

The error in the Company’s calculations of the CECL transition adjustment was due to the use of unsupported and incorrect data points used in conjunction with data provided by the third-party originator/servicer. The Company identified the following problems with its data and methodology:

1)The original weighted average life, which impacted the calculation of aggregate future losses, was understated.

2)The loss rate applied to the portfolio was applied as a straight percentage with some minor adjustments to account for the vintage/age of the portfolio purchased. While the Company attempted to capture the age impact in its analysis, it did not fully capture such impact on the projected losses of the portfolio.

3)The Company did not adequately adjust for the status of loan delinquencies as of the date of its analysis.

The Company preliminarily determined that, due to the accounting error, the needed change to the CECL transition adjustment, which will impact the reported total shareholders’ equity/accumulated deficit, will total approximately $5.3 million net of tax. The increase to the net loss is expected to total approximately $650,000 for the quarter ended March 31, 2023, approximately $70,000 for the quarter ended June 30, 2023, and approximately $720,000 for the six months ended June 30, 2023. At this time, the Company has not fully completed its review, and the expected financial impact of the error described above is preliminary and subject to change.

The Company is currently negotiating with the third-party originator/servicer with the intention of recovering all or a portion of the losses incurred, such potential recoveries would be recognized in future periods.

The Company’s management and the Audit Committee have discussed the aforementioned matters with RSM US LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the Company’s expectations regarding the impact of the error and the timing of the completion of the restatement and the filing of the amendment to the 2023 Q1 10-Q and the 2023 Q2 10-Q. We have based these forward-looking statements largely on our current expectations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 29, 2023 as may be updated from time to time in other filings we make with the SEC including our Quarterly Reports on Form 10-Q and our future reports filed with the SEC. The forward-looking statements in this Current Report are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, these statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of any new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: October 30, 2023	By:	/s/ David Lowery
David Lowery
Chief Executive Officer